AXIS Capital Holdings Limited

INVESTOR FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

AXIS Capital Holdings Limited
92 Pitts Bay Road
Pembroke HM 08 Bermuda

Contact Information:
Linda Ventresca
Investor Relations
441 405 2727
investorrelations@axiscapital.com

Website Information:
www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS Capital Holdings Limited
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

AXIS Capital Holdings Limited
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
•

Unless otherwise noted, all data is in thousands, except for per share amounts and ratio information.

•	All financial information contained herein is unaudited, except for the consolidated balance sheet at December 31, 2012.

•	Amounts may not reconcile exactly due to rounding differences.

•	NM - Not meaningful; NR - Not Reported; NA - Not applicable
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:
Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. Forward-looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to catastrophes and other large losses, measurements of potential losses in the fair market value of our investment portfolio, our expectations regarding pricing and other market conditions, our growth prospects, and valuations of the potential impact of movements in interest rates, equity securities prices, credit spreads and foreign currency rates.

Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

•	the occurrence and magnitude of natural and man-made disasters,

•	actual claims exceeding our loss reserves,

•	general economic, capital and credit market conditions,

•	the failure of any of the loss limitation methods we employ,

•	the effects of emerging claims, coverage and regulatory issues, including uncertainty related to coverage definitions, limits, terms and conditions,

•	the failure of our cedants to adequately evaluate risks,

•	inability to obtain additional capital on favorable terms, or at all,

•	the loss of one or more key executives,

•	a decline in our ratings with rating agencies,

•	loss of business provided to us by our major brokers,

•	changes in accounting policies or practices,

•	the use of industry catastrophe models and changes to these models,

•	changes in governmental regulations,

•	increased competition,

•	changes in the political environment of certain countries in which we operate or underwrite business,

•	fluctuations in interest rates, credit spreads, equity securities prices and/or currency values, and

•	the other factors set forth in our most recent report on Form 10-K, Form 10-Q and other documents on file with the Securities and Exchange Commission.
We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

i

AXIS Capital Holdings Limited
BASIS OF PRESENTATION
BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment offers specialty insurance products to a variety of niche markets on a worldwide basis. The following are the lines of business in our insurance segment:
Property: provides physical loss or damage, business interruption and machinery breakdown coverage for virtually all types of property, including commercial buildings, residential premises, construction projects and onshore energy installations. This line of business consists of both primary and excess risks, some of which are catastrophe-exposed.
Marine: provides coverage for traditional marine classes, including offshore energy, cargo, liability, recreational marine, fine art, specie, hull and war. Offshore energy coverage includes physical damage, business interruption, operators extra expense and liability coverage for all aspects of offshore upstream energy, from exploration and construction through the operation and distribution phases.
Terrorism: provides coverage for physical damage and business interruption of an insured following an act of terrorism.
Aviation: provides hull and liability and specific war coverage primarily for passenger airlines but also for cargo operations, general aviation operations, airports, aviation authorities, security firms and product manufacturers.
Credit and political risk: provides credit and political risk insurance products for banks and corporations. Coverage is provided for a range of risks including sovereign default, credit default, political violence, currency inconvertibility and non-transfer, expropriation, aircraft non-repossession and contract frustration due to political events. The credit insurance coverage is primarily for lenders seeking to mitigate the risk of non-payment from their borrowers in emerging markets. For the credit insurance contracts, it is necessary for the buyer of the insurance (most often a bank) to hold an insured asset (most often an underlying loan) in order to claim compensation under the insurance contract. The traditional political risk coverage provides protection against sovereign actions that result in the impairment of cross-border investments for banks and major corporations (known as “CEND” coverages).
Professional lines: provides coverage for directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial insurance related coverages for commercial enterprises, financial institutions and not-for-profit organizations. This business is predominantly written on a claims-made basis.
Liability: primarily targets primary and low/mid-level excess and umbrella commercial liability risks in the U.S. excess and surplus lines markets. Target industry sectors include construction, manufacturing, transportation and trucking and other services. We also target middle to high excess liability business in the London and Bermuda wholesale markets and primary and excess business in the Canadian market place.
Accident & health: includes accidental death, travel insurance and specialty health products for employer and affinity groups, financial institutions, schools and colleges, as well as accident & health reinsurance for catastrophic or per life events on a quota share and/or excess of loss basis, with aggregate and/or per person deductibles.

ii

AXIS Capital Holdings Limited
BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)

REINSURANCE SEGMENT

Our reinsurance segment provides non-life reinsurance to insurance companies on a worldwide basis. The following are the lines of business in our reinsurance segment:
Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our cedants. The exposure in the underlying policies is principally property exposure but also covers other exposures including workers compensation, personal accident and life. The principal perils in this portfolio are hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. We underwrite catastrophe reinsurance principally on an excess of loss basis.
Property: provides coverage for property damage and related losses resulting from natural and man-made perils contained in underlying personal and commercial policies. While our predominant exposure is to property damage, other risks, including business interruption and other non-property losses, may also be covered when arising from a covered peril. While our most significant exposures typically relate to losses from windstorms, tornadoes and earthquakes, we are also exposed to other perils such as freezes, riots, floods, industrial explosions, fires, hail and a number of other loss events. We assume business on both a proportional and excess of loss basis.
Professional Lines: covers directors’ and officers’ liability, employment practices liability, medical malpractice, professional indemnity, environmental liability and miscellaneous errors and omissions insurance risks. The underlying business is predominantly written on a claims-made basis. Business is written on both a proportional and excess of loss basis.
Credit and Bond: consists of reinsurance of trade credit insurance products and includes both proportional and excess of loss structures. The underlying insurance indemnifies sellers of goods and services in the event of a payment default by the buyer of those goods and services. Also included in this line of business is coverage for losses arising from a broad array of surety bonds issued by insurers to satisfy regulatory demands or contract obligation in a variety of jurisdictions around the world. Bonding is also known as surety insurance.
Motor: provides coverage to cedants for motor liability and property damage losses arising out of any one occurrence. The occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence.
Liability: provides coverage to insurers of standard casualty business, excess and surplus casualty business and specialty casualty programs. The primary focus of the underlying business is general liability, although workers compensation and auto liability are also written.
Agriculture: provides coverage for risks associated with the production of food and fiber on a global basis for primary insurance companies writing multi-peril crop insurance, crop hail, and named peril covers, as well as custom risk transfer mechanisms for agricultural dependent industries with exposures to crop yield and/or price deviations. We provide both proportional and aggregate stop loss reinsurance.
Engineering: provides coverage for all types of construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes coverage for losses arising from operational failures of machinery, plant and equipment and electronic equipment as well as business interruption.
Other: includes aviation, marine and personal accident reinsurance.

iii

AXIS Capital Holdings Limited
FINANCIAL HIGHLIGHTS

		Quarter ended March 31,
		2013	2012	Change

HIGHLIGHTS	Gross premiums written	$1,746,483	$1,525,168	14.5%
	Gross premiums written - Insurance	34.2%	34.4%	(0.2)	pts
	Gross premiums written - Reinsurance	65.8%	65.6%	0.2	pts
	Net premiums written	$1,570,440	$1,367,186	14.9%
	Net premiums earned	$874,039	$846,362	3.3%
	Net premiums earned - Insurance	46.0%	46.1%	(0.1)	pts
	Net premiums earned - Reinsurance	54.0%	53.9%	0.1	pts
	Net income available to common shareholders	$302,816	$121,997	148.2%
	Operating income [a]	227,492	135,734	67.6%
	Reserve for losses and loss expenses	9,097,703	8,599,344	5.8%
	Total shareholders’ equity	5,889,430	5,899,179	(0.2%)

PER COMMON SHARE AND COMMON SHARE DATA	Basic earnings per common share	$2.59	$0.97	167.0%
	Diluted earnings per common share	$2.55	$0.96	165.6%
	Operating income per common share - diluted [b]	$1.92	$1.07	79.4%
	Weighted average common shares outstanding	117,022	125,782	(7.0%)
	Diluted weighted average common shares outstanding	118,658	126,668	(6.3%)
	Book value per common share	$46.31	$41.07	12.8%
	Diluted book value per common share (treasury stock method)	$44.67	$39.53	13.0%
	Diluted tangible book value per common share (treasury stock method)	$43.86	$38.77	13.1%
	Accumulated dividends paid per common share	$6.86	$5.89	16.5%

FINANCIAL RATIOS	ROACE [c]	22.7%	9.7%	13.0	pts
	Operating ROACE [d]	17.1%	10.8%	6.3	pts
	Net loss and loss expense ratio	50.2%	60.3%	(10.1)	pts
	Acquisition cost ratio	16.6%	19.9%	(3.3)	pts
	General and administrative expense ratio	16.2%	14.6%	1.6	pts
	Combined ratio	83.0%	94.8%	(11.8)	pts

INVESTMENT DATA	Total assets	$19,710,942	$19,025,600	3.6%
	Total cash and invested assets [e]	14,457,120	14,177,496	2.0%
	Net investment income	108,908	116,023	(6.1%)
	Net realized investment gains	44,478	14,491	206.9%
	Total return on cash and investments [f]	0.7%	2.1%	(1.4)	pts
	Return on other investments [g]	4.8%	5.6%	(0.8)	pts
	Book yield of fixed maturities	2.6%	2.8%	(0.2)	pts

[a]	Operating income is a “non-GAAP financial measure” as defined by Regulation G. See page 25 for reconciliation of operating income to net income available to common shareholders.

[b]	Operating income per share - diluted, is calculated by dividing operating income for the period by weighted average common shares and share equivalents.

[c]
Return on average common equity (“ROACE”) is calculated by dividing net income available to common shareholders for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Net income for the quarter-periods is annualized.

[d]
Operating ROACE, also a “non-GAAP financial measure”, is calculated by dividing operating income for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Operating income for the quarter-periods is annualized.

[e]
Cash and invested assets represents the total cash, available for sale investments, other investments, short-term investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).

[f]	In calculating total return, we include net investment income, net realized investment gains (losses) and the change in unrealized gains (losses) generated by our average cash and investment balances.

[g]	Return on other investments is calculated by dividing other investment income by the average month-end other investment balances for the period.

AXIS Capital Holdings Limited
CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY

	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q1 2011
UNDERWRITING REVENUES
Gross premiums written	$1,746,483	$752,414	$847,686	$1,014,375	$1,525,168	$1,548,430
Premiums ceded	(176,043)	(234,318)	(197,087)	(212,800)	(157,982)	(147,651)
Net premiums written	1,570,440	518,096	650,599	801,575	1,367,186	1,400,779

Gross premiums earned	1,064,930	1,068,259	1,037,600	1,019,808	1,015,370	944,627
Ceded premiums expensed	(190,891)	(212,210)	(175,153)	(169,205)	(169,008)	(156,426)
Net premiums earned	874,039	856,049	862,447	850,603	846,362	788,201
Other insurance related income	595	791	953	299	631	763
Total underwriting revenues	874,634	856,840	863,400	850,902	846,993	788,964

UNDERWRITING EXPENSES
Net losses and loss expenses	438,414	675,047	442,652	467,637	510,690	1,019,801
Acquisition costs	145,491	144,063	158,796	156,397	168,397	135,356
Underwriting-related general and administrative expenses [a]	119,930	112,021	106,953	107,129	105,217	95,112
Total underwriting expenses	703,835	931,131	708,401	731,163	784,304	1,250,269

UNDERWRITING INCOME (LOSS) [b]	170,799	(74,291)	154,999	119,739	62,689	(461,305)

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	108,908	86,847	103,638	74,449	116,023	110,655
Net realized investment gains	44,478	31,771	50,803	30,405	14,491	30,144
Interest expense and financing costs	(15,834)	(15,498)	(15,558)	(15,170)	(15,636)	(15,860)
Total other operating revenues	137,552	103,120	138,883	89,684	114,878	124,939

OTHER (EXPENSES) REVENUE
Foreign exchange (losses) gains	34,882	(21,300)	(23,927)	36,162	(20,447)	(15,058)
Corporate expenses [a]	(21,545)	(29,365)	(27,658)	(54,202)	(18,435)	(21,408)
Total other (expenses) revenues	13,337	(50,665)	(51,585)	(18,040)	(38,882)	(36,466)

INCOME (LOSS) BEFORE INCOME TAXES	321,688	(21,836)	242,297	191,383	138,685	(372,832)

Income tax (expense) benefit	(10,131)	12,026	(10,149)	(2,317)	(2,848)	(1,709)

NET INCOME (LOSS)	311,557	(9,810)	232,148	189,066	135,837	(374,541)

Preferred share dividends	(8,741)	(8,741)	(8,741)	(11,527)	(9,219)	(9,219)
Loss on repurchase of preferred shares	—	—	—	(9,387)	(4,621)	—

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$302,816	$(18,551)	$223,407	$168,152	$121,997	$(383,760)

KEY RATIOS/PER SHARE DATA
Net loss and loss expense ratio	50.2%	78.9%	51.3%	55.0%	60.3%	129.4%
Acquisition cost ratio	16.6%	16.8%	18.4%	18.4%	19.9%	17.1%
General and administrative expense ratio [a]	16.2%	16.5%	15.6%	18.9%	14.6%	14.8%
Combined ratio	83.0%	112.2%	85.3%	92.3%	94.8%	161.3%

Weighted average basic shares outstanding	117,022	117,918	121,127	123,823	125,782	113,351
Weighted average diluted shares outstanding	118,658	117,918	122,952	124,983	126,668	113,351
Basic earnings (loss) per common share	$2.59	($0.16)	$1.84	$1.36	$0.97	($3.39)
Diluted earnings (loss) per common share	$2.55	($0.16)	$1.82	$1.35	$0.96	($3.39)
ROACE (annualized)	22.7%	(1.4%)	16.9%	13.0%	9.7%	(31.3%)
Operating ROACE (annualized)	17.1%	(2.1%)	15.2%	8.7%	10.8%	(32.5%)

[a]
Underwriting-related general and administrative expenses is a "non-GAAP financial measure" as defined in SEC Regulation G. Our total general and administrative expenses also include corporate expenses. Both underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

[b]
Group (or consolidated) underwriting income (loss) is also a "non-GAAP financial measure". Reconciliations of consolidated underwriting income (loss) to the nearest GAAP financial measure (income (loss) before income taxes) are presented above.

AXIS Capital Holdings Limited
CONSOLIDATED SEGMENT DATA

	Quarter ended March 31, 2013			Quarter ended March 31, 2012
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$596,715	$1,149,768	$1,746,483	$524,678	$1,000,490	$1,525,168
Net premiums written	432,681	1,137,759	1,570,440	378,614	988,572	1,367,186

Gross premiums earned	589,071	475,859	1,064,930	555,422	459,947	1,015,370
Ceded premiums expensed	(187,191)	(3,700)	(190,891)	(165,168)	(3,839)	(169,008)
Net premiums earned	401,880	472,159	874,039	390,254	456,108	846,362
Other insurance related income	595	—	595	631	—	631
Total underwriting revenues	402,475	472,159	874,634	390,885	456,108	846,993

UNDERWRITING EXPENSES
Net losses and loss expenses	217,336	221,078	438,414	241,724	268,966	510,690
Acquisition costs	57,261	88,230	145,491	61,155	107,242	168,397
Underwriting-related general and administrative expenses	86,889	33,041	119,930	77,444	27,773	105,217
Total underwriting expenses	361,486	342,349	703,835	380,323	403,981	784,304

UNDERWRITING INCOME	$40,989	$129,810	$170,799	$10,562	$52,127	$62,689

KEY RATIOS
Current accident year loss ratio	55.5%	57.2%	56.4%	65.8%	65.6%	65.7%
Prior period reserve development	(1.4%)	(10.4%)	(6.2%)	(3.9%)	(6.6%)	(5.4%)
Net loss and loss expense ratio	54.1%	46.8%	50.2%	61.9%	59.0%	60.3%
Acquisition cost ratio	14.2%	18.7%	16.6%	15.7%	23.5%	19.9%
Underwriting-related general and administrative expense ratio	21.6%	7.0%	13.7%	19.9%	6.1%	12.4%
Corporate expense ratio			2.5%			2.2%
Combined ratio	89.9%	72.5%	83.0%	97.5%	88.6%	94.8%

AXIS Capital Holdings Limited
GROSS PREMIUM WRITTEN BY SEGMENT BY LINE OF BUSINESS

	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q1 2011

INSURANCE SEGMENT
Property	$151,376	$148,216	$136,759	$228,962	$137,251	$116,231
Marine	79,893	29,898	45,435	91,652	85,448	63,655
Terrorism	8,213	8,681	10,589	11,167	6,748	6,270
Aviation	3,376	29,142	16,470	15,857	3,674	2,803
Credit and political risk	10,003	26,126	4,553	5,124	3,601	10,801
Professional lines	159,809	255,891	191,882	243,258	145,602	136,544
Liability	57,811	72,834	74,642	73,810	45,411	44,878
Accident & health	126,234	9,328	49,348	5,179	96,943	43,809
TOTAL INSURANCE SEGMENT	596,715	580,116	529,678	675,009	524,678	424,991

REINSURANCE SEGMENT
Catastrophe	167,803	24,325	73,329	124,237	146,423	253,218
Property	221,876	9,991	64,717	58,604	182,446	182,204
Professional lines	90,555	90,313	50,648	47,561	113,342	93,273
Credit and bond	208,308	7,225	30,728	22,670	203,948	236,645
Motor	224,991	8,940	10,622	17,876	198,210	195,114
Liability	99,587	13,976	78,118	56,096	94,627	99,015
Agriculture	80,017	3,789	2,015	6,920	6,602	5,807
Engineering	40,912	14,033	6,745	6,783	43,036	50,664
Other	15,719	(294)	1,086	(1,381)	11,856	7,499
TOTAL REINSURANCE SEGMENT	1,149,768	172,298	318,008	339,366	1,000,490	1,123,439

CONSOLIDATED TOTAL	$1,746,483	$752,414	$847,686	$1,014,375	$1,525,168	$1,548,430

AXIS Capital Holdings Limited
INSURANCE SEGMENT DATA - QUARTERLY

	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q1 2011
UNDERWRITING REVENUES
Gross premiums written	$596,715	$580,116	$529,678	$675,009	$524,678	$424,991
Net premiums written	432,681	345,802	332,591	465,238	378,614	289,316

Gross premiums earned	589,071	591,310	569,710	552,045	555,422	479,908
Ceded premiums expensed	(187,191)	(208,425)	(171,372)	(165,465)	(165,168)	(152,260)
Net premiums earned	401,880	382,885	398,338	386,580	390,254	327,648
Other insurance related income	595	791	953	299	631	763
Total underwriting revenues	402,475	383,676	399,291	386,879	390,885	328,411

UNDERWRITING EXPENSES
Net losses and loss expenses	217,336	300,094	185,845	225,900	241,724	266,633
Acquisition costs	57,261	48,024	59,026	58,654	61,155	42,079
General and administrative expenses	86,889	81,591	78,029	77,770	77,444	67,726
Total underwriting expenses	361,486	429,709	322,900	362,324	380,323	376,438

UNDERWRITING INCOME (LOSS)	$40,989	$(46,033)	$76,391	$24,555	$10,562	$(48,027)

KEY RATIOS
Current accident year loss ratio	55.5%	88.9%	54.6%	67.6%	65.8%	85.9%
Prior period reserve development	(1.4%)	(10.5%)	(7.9%)	(9.2%)	(3.9%)	(4.5%)
Net loss and loss expense ratio	54.1%	78.4%	46.7%	58.4%	61.9%	81.4%
Acquisition cost ratio	14.2%	12.5%	14.8%	15.2%	15.7%	12.8%
General and administrative expense ratio	21.6%	21.3%	19.6%	20.1%	19.9%	20.7%
Combined ratio	89.9%	112.2%	81.1%	93.7%	97.5%	114.9%

AXIS Capital Holdings Limited
REINSURANCE SEGMENT DATA - QUARTERLY

	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q1 2011
UNDERWRITING REVENUES
Gross premiums written	$1,149,768	$172,298	$318,008	$339,366	$1,000,490	$1,123,439
Net premiums written	1,137,759	172,294	318,008	336,337	988,572	1,111,463

Gross premiums earned	475,859	476,949	467,890	467,763	459,947	464,719
Ceded premiums expensed	(3,700)	(3,785)	(3,781)	(3,740)	(3,839)	(4,166)
Net premiums earned	472,159	473,164	464,109	464,023	456,108	460,553
Other insurance related income	—	—	—	—	—	—
Total underwriting revenues	472,159	473,164	464,109	464,023	456,108	460,553

UNDERWRITING EXPENSES
Net losses and loss expenses	221,078	374,953	256,807	241,737	268,966	753,168
Acquisition costs	88,230	96,039	99,770	97,743	107,242	93,277
General and administrative expenses	33,041	30,430	28,924	29,359	27,773	27,386
Total underwriting expenses	342,349	501,422	385,501	368,839	403,981	873,831

UNDERWRITING INCOME (LOSS)	$129,810	$(28,258)	$78,608	$95,184	$52,127	$(413,278)

KEY RATIOS
Current accident year loss ratio	57.2%	84.4%	61.6%	60.5%	65.6%	171.1%
Prior period reserve development	(10.4%)	(5.2%)	(6.3%)	(8.4%)	(6.6%)	(7.6%)
Net loss and loss expense ratio	46.8%	79.2%	55.3%	52.1%	59.0%	163.5%
Acquisition cost ratio	18.7%	20.3%	21.5%	21.1%	23.5%	20.3%
General and administrative expense ratio	7.0%	6.5%	6.3%	6.3%	6.1%	5.9%
Combined ratio	72.5%	106.0%	83.1%	79.5%	88.6%	189.7%

AXIS Capital Holdings Limited
NET INVESTMENT INCOME - QUARTERLY

	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q1 2011

Fixed maturities	$69,683	$75,968	$72,251	$76,544	$79,637	$88,581
Other investments	43,431	15,302	34,242	(2,304)	40,420	25,311
Equity securities	1,414	2,862	2,862	5,071	1,110	824
Cash and cash equivalents	1,267	549	708	1,663	1,608	2,153
Short-term investments	532	(129)	537	33	154	387

Gross investment income	116,327	94,552	110,600	81,007	122,929	117,256
Investment expense	(7,419)	(7,705)	(6,962)	(6,558)	(6,906)	(6,601)

Net investment income	$108,908	$86,847	$103,638	$74,449	$116,023	$110,655

AXIS Capital Holdings Limited
CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,	September 30,	June 30,	March 31,	March 31,
	2013	2012	2012	2012	2012	2011
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$11,973,364	$11,928,049	$11,794,985	$11,504,448	$11,440,643	$10,726,390
Equity securities, available for sale, at fair value	617,436	666,548	650,168	631,731	757,038	502,096
Other investments, at fair value	972,364	843,437	838,641	798,233	769,554	554,113
Short-term investments, at fair value and amortized cost	98,964	108,860	91,814	71,277	50,264	132,512
Total investments	13,662,128	13,546,894	13,375,608	13,005,689	13,017,499	11,915,111
Cash and cash equivalents	856,215	850,550	869,444	872,751	1,173,771	1,086,189
Accrued interest receivable	95,877	97,220	95,654	97,417	93,860	94,013
Insurance and reinsurance premium balances receivable	2,015,578	1,474,821	1,712,025	1,888,238	1,900,002	1,880,305
Reinsurance recoverable on paid and unpaid losses	1,895,547	1,863,819	1,789,410	1,792,358	1,766,597	1,688,778
Deferred acquisition costs	561,417	389,248	460,661	502,413	547,667	498,598
Prepaid reinsurance premiums	300,617	315,676	293,684	271,262	227,935	212,808
Receivable for investments sold	12,546	1,254	7,375	596	7,276	8,376
Goodwill and intangible assets	97,001	97,493	98,165	98,203	99,439	102,847
Other assets	214,016	215,369	195,755	192,485	191,554	195,275
TOTAL ASSETS	$19,710,942	$18,852,344	$18,897,781	$18,721,412	$19,025,600	$17,682,300

LIABILITIES
Reserve for losses and loss expenses	$9,097,703	$9,058,731	$8,751,070	$8,600,651	$8,599,344	$8,013,861
Unearned premiums	3,135,610	2,454,692	2,770,889	2,958,223	2,965,329	2,938,328
Insurance and reinsurance balances payable	208,018	270,739	239,394	211,704	181,405	141,483
Senior notes	995,394	995,245	995,097	994,951	994,806	994,246
Payable for investments purchased	169,646	64,553	105,023	112,855	114,910	173,279
Other liabilities	215,141	228,623	180,040	145,188	270,627	231,523
TOTAL LIABILITIES	13,821,512	13,072,583	13,041,513	13,023,572	13,126,421	12,492,720

SHAREHOLDERS’ EQUITY
Preferred shares - Series A, B, and C	502,843	502,843	502,843	502,843	750,000	500,000
Common shares	2,168	2,146	2,145	2,141	2,140	1,958
Additional paid-in capital	2,199,092	2,179,034	2,165,478	2,153,467	2,117,208	2,074,982
Accumulated other comprehensive income	310,108	362,622	373,199	240,939	278,174	155,192
Retained earnings	4,769,764	4,497,789	4,576,381	4,383,405	4,246,354	3,853,076
Treasury shares, at cost	(1,894,545)	(1,764,673)	(1,763,778)	(1,584,955)	(1,494,697)	(1,395,628)
TOTAL SHAREHOLDERS’ EQUITY	5,889,430	5,779,761	5,856,268	5,697,840	5,899,179	5,189,580

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$19,710,942	$18,852,344	$18,897,781	$18,721,412	$19,025,600	$17,682,300

Basic common shares outstanding	116,306	117,920	117,857	122,773	125,365	113,902
Diluted common shares outstanding	120,594	122,793	122,865	128,117	130,244	131,402
Book value per common share	$46.31	$44.75	$45.42	$42.31	$41.07	$41.17
Diluted book value per common share	$44.67	$42.97	$43.57	$40.55	$39.53	$35.69
Diluted tangible book value per common share	$43.86	$42.18	$42.77	$39.78	$38.77	$34.91
Debt to total capital [a]	14.5%	14.7%	14.5%	14.9%	14.4%	16.1%
Debt and preferred equity to total capital	21.8%	22.1%	21.9%	22.4%	25.3%	24.2%

[a]	The debt to total capital ratio is calculated by dividing our senior notes by total capital. Total capital represents the sum of total shareholders’ equity and our senior notes.

AXIS Capital Holdings Limited
CASH AND INVESTED ASSETS PORTFOLIO
At March 31, 2013

	Cost or Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Percentage
Fixed Maturities, available for sale
U.S. government and agency	$1,381,134	$11,650	$(402)	$1,392,382	9.6%
Non-U.S. government	1,100,305	20,459	(12,188)	1,108,576	7.7%
Corporate debt	3,624,261	116,695	(15,429)	3,725,527	25.8%
Agency RMBS	2,498,899	51,876	(4,822)	2,545,953	17.6%
CMBS	801,012	20,263	(362)	820,913	5.7%
Non-Agency RMBS	88,517	3,144	(455)	91,206	0.6%
ABS	917,155	6,978	(6,037)	918,096	6.4%
Municipals	1,313,819	57,894	(1,002)	1,370,711	9.5%
Total fixed maturities	11,725,102	288,959	(40,697)	11,973,364	82.9%

Equity securities, available for sale
Common stocks	329,077	67,464	(5,424)	391,117	2.7%
Exchange traded funds	105,439	13,244	(68)	118,615	0.8%
Non-U.S. bond mutual funds	106,465	1,239	—	107,704	0.7%
Total equity securities	540,981	81,947	(5,492)	617,436	4.2%

Total available for sale investments	$12,266,083	$370,906	$(46,189)	12,590,800	87.1%

Other investments (see below)				972,364	6.7%

Short-term investments				98,964	0.7%

Total investments				13,662,128	94.5%

Cash and cash equivalents [a]				856,215	5.9%

Accrued interest receivable				95,877	0.7%

Net receivable/(payable) for investments sold (purchased)				(157,100)	(1.1%)

Total cash and invested assets				$14,457,120	100.0%

				Fair Value	Percentage
Other Investments:
Long/short equity funds				$396,096	40.7%
Multi-strategy funds				263,101	27.1%
Event-driven funds				192,484	19.8%
Leveraged bank loan funds				56,428	5.8%
Collateralized loan obligations - equity tranches				64,255	6.6%
Total				$972,364	100.0%

[a]	Includes $57 million of restricted cash and cash equivalents.

AXIS Capital Holdings Limited
CASH AND INVESTED ASSETS COMPOSITION - QUARTERLY

	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q1 2011
	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
CASH AND INVESTED ASSETS PORTFOLIO
Fixed Maturities:
U.S. government and agency	9.6%	9.9%	8.7%	8.2%	8.4%	8.3%
Non-U.S. government	7.7%	7.7%	8.0%	9.1%	7.5%	6.5%
Corporate debt	25.8%	26.9%	25.7%	26.3%	26.7%	31.3%
MBS:
Agency RMBS	17.6%	18.4%	21.0%	20.1%	19.8%	20.3%
CMBS	5.7%	5.8%	5.0%	4.5%	3.1%	3.7%
Non-agency RMBS	0.6%	0.7%	1.0%	1.1%	1.1%	1.8%
ABS	6.4%	4.5%	4.4%	4.8%	5.7%	5.1%
Municipals	9.5%	8.9%	9.1%	8.9%	8.1%	6.0%

Total Fixed Maturities	82.9%	82.8%	82.9%	83.0%	80.4%	83.0%
Equity securities	4.2%	4.6%	4.5%	4.6%	5.3%	3.9%
Other investments	6.7%	5.8%	5.9%	5.8%	5.9%	4.3%
Short-term investments	0.7%	0.6%	0.6%	0.5%	0.4%	1.0%

Total investments	94.5%	93.8%	93.9%	93.9%	92.0%	92.2%
Cash and cash equivalents	5.9%	5.9%	6.1%	6.2%	8.2%	8.4%
Accrued interest receivable	0.7%	0.7%	0.7%	0.7%	0.7%	0.7%
Net receivable/(payable) for investments sold or purchased	(1.1%)	(0.4%)	(0.7%)	(0.8%)	(0.9%)	(1.3%)
Total Cash and Invested Assets	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CREDIT QUALITY	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
Cash and cash equivalents [a]	5.5%	6.1%	6.0%	6.2%	8.5%	7.8%
U.S. government and agency	10.9%	11.1%	9.8%	9.2%	9.9%	9.1%
AAA	37.0%	37.7%	38.9%	41.9%	41.2%	39.9%
AA	11.2%	9.5%	10.4%	8.4%	8.7%	11.7%
A	17.1%	17.3%	16.8%	16.6%	15.9%	17.2%
BBB	10.9%	11.6%	10.5%	11.2%	11.0%	10.0%
Below BBB	7.4%	6.7%	7.6%	6.5%	4.8%	4.3%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

MATURITY PROFILE	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
Within one year (includes cash & cash equivalents)	6.9%	6.3%	12.4%	12.8%	13.5%	13.2%
From one to five years	38.5%	41.5%	36.8%	38.8%	37.5%	38.1%
From five to ten years	17.6%	16.2%	15.1%	13.6%	14.6%	13.2%
Above ten years	0.7%	0.8%	0.6%	0.8%	1.2%	1.6%
Asset-backed and mortgage-backed securities	36.3%	35.2%	35.1%	34.0%	33.2%	33.9%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CASH AND INVESTED ASSETS PORTFOLIO CHARACTERISTICS
Book yield of fixed maturities	2.6%	2.6%	2.7%	2.8%	2.8%	3.3%
Yield to maturity of fixed maturities	1.7%	1.6%	1.4%	1.9%	2.0%	2.9%
Average duration of fixed maturities	3.1 yrs	3.0 yrs	2.7 yrs	2.8 yrs	2.9 yrs	3.1 yrs
Average credit quality	AA-	AA-	AA-	AA-	AA-	AA

[a]	Cash and cash equivalents are net of receivables/payables for investments sold/purchased.

AXIS Capital Holdings Limited
GEOGRAPHIC DISTRIBUTION OF FIXED MATURITIES AND EQUITIES
At March 31, 2013

			Corporate Debt
	Governments and Agencies		Financials	Non-Financials	Government Guaranteed	Total	Agency RMBS	Non-Agency RMBS/CMBS	ABS	Total Fixed Maturities	Equities		Total Fixed Maturities and Equities
Composition by country
Eurozone countries:
Germany	$131,611		$927	$58,080	$33,997	$93,004	$—	$9,577	$8,066	$242,258	$3,298		$245,556
Netherlands	24,047		2,598	62,374	—	64,972	—	1,233	5,261	95,513	2,821		98,334
France	—		3,287	36,771	—	40,058	—	—	6,763	46,821	9,686		56,507
Supranational [a]	51,317		—	—	—	—	—	—	—	51,317	—		51,317
Luxembourg	—		—	29,355	—	29,355	—	—	—	29,355	520		29,875
Belgium	—		—	22,716	—	22,716	—	—	—	22,716	1,182		23,898
Ireland	—		—	3,120	—	3,120	—	—	—	3,120	4,981		8,101
Spain	—		—	5,839	—	5,839	—	—	—	5,839	690		6,529
Austria	5,913		—	—	—	—	—	—	—	5,913	—		5,913
Italy	—		—	241	—	241	—	—	—	241	—		241
Other [b]	—		—	—	—	—	—	—	—	—	107,704		107,704
Total eurozone	212,888		6,812	218,496	33,997	259,305	—	10,810	20,090	503,093	130,882		633,975
Other concentrations:
United Kingdom	190,599		5,043	166,937	11,833	183,813	—	25,051	36,022	435,485	20,583		456,068
Canada	140,646		20,265	70,475	45,475	136,215	—	—	—	276,861	5,626		282,487
Australia	185,534		8,414	41,531	—	49,945	—	—	3,656	239,135	4,744		243,879
Mexico	36,855		—	63,534	—	63,534	—	—	—	100,389	3,600		103,989
Other	342,054		12,538	121,317	2,263	136,118	—	8,382	—	486,554	129,280	[c]	615,834
Total other concentrations	895,688		46,260	463,794	59,571	569,625	—	33,433	39,678	1,538,424	163,833		1,702,257

Total Non-U.S. concentrations	1,108,576		53,072	682,290	93,568	828,930	—	44,243	59,768	2,041,517	294,715		2,336,232

United States	1,165,721	[d]	1,321,157	1,575,440	—	2,896,597	2,545,953	867,876	858,328	8,334,475	322,721	[e]	8,657,196
United States agencies	226,661		—	—	—	—	—	—	—	226,661	—		226,661
United States local governments	1,370,711		—	—	—	—	—	—	—	1,370,711	—		1,370,711
Total U.S. concentrations	2,763,093		1,321,157	1,575,440	—	2,896,597	2,545,953	867,876	858,328	9,931,847	322,721		10,254,568

Totals	$3,871,669		$1,374,229	$2,257,730	$93,568	$3,725,527	$2,545,953	$912,119	$918,096	$11,973,364	$617,436		$12,590,800

[a]	Represents holdings of the European Investment Bank.

[b]
Represents holdings in two non-U.S. bond mutual funds with underlying exposure to primarily sovereign and corporate debt. The primary countries of risk for these underlying securities are countries within the eurozone.

[c]	Represents exchange-trade funds (“ETF’s”) designed to track indexes with primary underlying exposures to countries other than the United States and those within the eurozone.

[d]	Represents United States Treasuries.

[e]
Represents $248 million of common stocks of companies with the United States as their primary country of risk and $75 million of ETF’s designed to track the S&P 500, an index consisting primarily of exposure to the United States.

AXIS Capital Holdings Limited
CORPORATE DEBT COMPOSITION
At March 31, 2013

	Fair Value	% of Total Corporate Debt	% of Total Cash and Invested Assets
Composition by sector - Investment grade
Financial institutions:
U.S. banking	$878,328	23.6%	6.1%
Corporate/commercial finance	187,960	5.0%	1.3%
Insurance	181,268	4.9%	1.3%
Foreign banking [a]	24,073	0.6%	0.2%
Consumer finance	19,205	0.5%	0.1%
Investment brokerage	10,102	0.3%	0.1%
Total financial institutions	1,300,936	34.9%	9.1%
Communications	303,350	8.1%	2.1%
Consumer cyclical	282,135	7.6%	2.0%
Utilities	234,561	6.3%	1.6%
Consumer non-cyclicals	228,411	6.1%	1.6%
Industrials	187,329	5.0%	1.3%
Energy	108,377	2.9%	0.7%
Non-U.S. government guaranteed [b]	93,569	2.5%	0.6%
Transportation	62,778	1.7%	0.4%
Technology	61,020	1.6%	0.4%
Total investment grade	2,862,466	76.7%	19.8%

Total non-investment grade	863,061	23.3%	6.0%

Total corporate debt	$3,725,527	100.0%	25.8%

[a]	Located in Canada, New Zealand, Brazil and Japan.

[b]	Includes $34 million from Germany. No other corporate debt guaranteed by a eurozone country.

AXIS Capital Holdings Limited
INVESTMENT PORTFOLIO
TEN LARGEST CORPORATE DEBT HOLDINGS
At March 31, 2013

	Amortized Cost	Net Unrealized Gain	Fair Value	% of Total Fixed Maturities
ISSUER [a]
CITIGROUP INC	$143,404	6,282	$149,686	1.3%
BANK OF AMERICA CORP	134,287	6,683	140,970	1.2%
JP MORGAN CHASE & CO	135,871	4,480	140,351	1.2%
GENERAL ELECTRIC CO	130,005	1,342	131,347	1.1%
GOLDMAN SACHS GROUP	117,747	4,047	121,794	1.0%
MORGAN STANLEY	86,447	6,467	92,914	0.8%
WELLS FARGO & COMPANY	84,005	2,789	86,794	0.7%
DAIMLER AG	68,211	55	68,266	0.6%
FORD MOTOR COMPANY	64,832	1,283	66,115	0.6%
AMERICAN EXPRESS COMPANY	65,179	819	65,998	0.6%

[a]
The holdings represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.

AXIS Capital Holdings Limited
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES COMPOSITION
At March 31, 2013

	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

Residential MBS	$2,545,953	$25,518	$4,647	$6,109	$7,258	$47,674	$2,637,159
Commercial MBS	—	507,479	183,684	94,401	35,349	—	820,913
ABS	—	600,044	211,072	46,406	53,955	6,619	918,096

Total mortgage-backed and asset-backed securities	$2,545,953	$1,133,041	$399,403	$146,916	$96,562	$54,293	$4,376,168

Percentage of total	58.2%	25.9%	9.1%	3.4%	2.2%	1.2%	100.0%

AXIS Capital Holdings Limited
REINSURANCE RECOVERABLE ANALYSIS

	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q1 2011
Reinsurance recoverable on paid losses and loss expenses:
Insurance	$14,286	$39,201	$21,527	$29,724	$30,246	$26,525
Reinsurance	—	—	—	—	—	—
Total	$14,286	$39,201	$21,527	$29,724	$30,246	$26,525

Reinsurance recoverable on unpaid losses and loss expenses: OSLR
Insurance	$590,478	$561,652	$528,009	$533,052	$503,254	$477,084
Reinsurance	—	—	—	—	—	—
Total	$590,478	$561,652	$528,009	$533,052	$503,254	$477,084

Reinsurance recoverable on unpaid losses and loss expenses: IBNR
Insurance	$1,239,615	$1,214,482	$1,194,561	$1,188,349	$1,191,954	$1,152,784
Reinsurance	66,781	64,580	62,329	60,080	57,857	49,479
Total	$1,306,396	$1,279,062	$1,256,890	$1,248,429	$1,249,811	$1,202,263

Provision against reinsurance recoverables:
Insurance	$(15,613)	$(16,096)	$(16,473)	$(18,319)	$(16,274)	$(16,706)
Reinsurance	—	—	(543)	(528)	(440)	(388)
Total	$(15,613)	$(16,096)	$(17,016)	$(18,847)	$(16,714)	$(17,094)

Net reinsurance recoverables:
Insurance	$1,828,766	$1,799,239	$1,727,624	$1,732,806	$1,709,180	$1,639,687
Reinsurance	66,781	64,580	61,786	59,552	57,417	49,091
Total	$1,895,547	$1,863,819	$1,789,410	$1,792,358	$1,766,597	$1,688,778

AXIS Capital Holdings Limited
REINSURANCE RECOVERABLE ANALYSIS
At March 31, 2013

Categories	Gross Recoverable	Collateral	Gross Recoverable Net of Collateral	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity	Provision Against Reinsurance Recoverable	Provision Against Reinsurance Recoverable as % of Gross Recoverable	Net Recoverable
Top 10 reinsurers based on gross recoverables	1,375,003	$(28,063)	$1,346,940	72.9%	22.9%	$(11,005)	0.8%	$1,363,998
Other reinsurers balances > $20 million	208,048	(552)	207,496	11.2%	3.5%	(1,582)	0.8%	206,466
Other reinsurers balances < $20 million	328,109	(34,653)	293,456	15.9%	5.0%	(3,026)	0.9%	325,083
Total	$1,911,160	$(63,268)	$1,847,892	100.0%	31.4%	$(15,613)	0.8%	$1,895,547
At March 31, 2013, 99.0% (December 31, 2012: 98.8%) of our gross recoverables were collectible from reinsurers rated the equivalent of A- or better by internationally recognized rating agencies.

Top 10 Reinsurers (net of collateral)	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity
Transatlantic Reinsurance Co.	13.6%	4.3%
Swiss Reinsurance America Corporation	10.6%	3.3%
Lloyds of London	10.1%	3.2%
Partner Reinsurance Co of US	10.0%	3.1%
Berkley Insurance Company	7.9%	2.5%
Ace Property & Casualty Insurance	6.2%	1.9%
XL Reinsurance America Inc	5.6%	1.8%
Liberty Mutual Insurance Co.	3.2%	1.0%
Hannover Ruckversicherungs Aktiengesellschaft	3.1%	1.0%
Everest Reinsurance Company	2.7%	0.8%
	73.0%	22.9%

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

	Quarter ended March 31, 2013			Quarter ended March 31, 2012
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for unpaid losses and loss expenses

Beginning of period	$9,058,731	$(1,825,617)	$7,233,114	$8,425,045	$(1,736,823)	$6,688,222
Incurred	558,950	(120,536)	438,414	585,700	(75,010)	510,690
Paid	(429,760)	59,950	(369,810)	(480,399)	75,422	(404,977)
Foreign exchange and other	(90,218)	4,942	(85,276)	68,998	(2,959)	66,039

End of period [a]	$9,097,703	$(1,881,261)	$7,216,442	$8,599,344	$(1,739,370)	$6,859,974

[a]
At March 31, 2013, the gross reserve for losses and loss expenses included IBNR of $5,835 million, or 64%, of total gross reserves for loss and loss expenses. At December 31, 2012, the comparable amount was $5,786 million, or 64%.

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Quarter ended March 31, 2013			Quarter ended March 31, 2012
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross losses paid	$234,250	$195,510	$429,760	$236,778	$243,621	$480,399
Reinsurance recoveries	(59,950)	—	(59,950)	(75,422)	—	(75,422)

Net losses paid	174,300	195,510	369,810	161,356	243,621	404,977

Change in:
Reported case reserves	49,847	(15,273)	34,574	(91,033)	(37,132)	(128,165)
IBNR	51,575	43,041	94,616	169,384	64,082	233,466
Reinsurance recoveries on unpaid loss and loss expense reserves	(58,386)	(2,200)	(60,586)	2,017	(1,605)	412

Total net incurred losses and loss expenses	$217,336	$221,078	$438,414	$241,724	$268,966	$510,690

Gross reserve for losses and loss expenses	$4,579,672	$4,518,031	$9,097,703	$4,172,528	$4,426,816	$8,599,344

Net favorable prior year reserve development	$5,598	$48,901	$54,499	$14,897	$30,335	$45,232

Key Ratios

Net paid to net incurred percentage	80.2%	88.4%	84.4%	66.8%	90.6%	79.3%

Net paid losses / Net premiums earned	43.4%	41.4%	42.3%	41.3%	53.4%	47.8%
Change in net loss and loss expense reserves / Net premiums earned	10.7%	5.4%	7.9%	20.6%	5.6%	12.5%
Net loss and loss expense ratio	54.1%	46.8%	50.2%	61.9%	59.0%	60.3%

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS
INSURANCE - QUARTERLY

	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q1 2011

Gross losses paid	$234,250	$250,927	$208,617	$245,704	$236,778	$89,390
Reinsurance recoveries	(59,950)	(87,520)	(75,749)	(70,266)	(75,422)	(49,676)

Net losses paid	174,300	163,407	132,868	175,438	161,356	39,714

Change in:
Reported case reserves	49,847	199,775	27,634	53,570	(91,033)	211,857
IBNR	51,575	(9,596)	24,796	23,814	169,384	136,165
Reinsurance recoveries on unpaid loss and loss expense reserves	(58,386)	(53,492)	547	(26,922)	2,017	(121,102)

Total net incurred losses and loss expenses	$217,336	$300,094	$185,845	$225,900	$241,724	$266,634

Gross reserve for losses and loss expenses	$4,579,672	$4,492,553	$4,302,340	$4,238,463	$4,172,528	$3,865,548

Net favorable prior year reserve development	$5,598	$40,353	$31,566	$35,394	$14,897	$14,728

Key Ratios

Net paid to net incurred percentage	80.2%	54.5%	71.5%	77.7%	66.8%	14.9%

Net paid losses/Net premiums earned	43.4%	42.7%	33.4%	45.4%	41.3%	12.1%
Change in net loss and loss expense reserves / Net premiums earned	10.7%	35.7%	13.3%	13.1%	20.6%	69.3%
Net loss and loss expense ratio	54.1%	78.4%	46.7%	58.4%	61.9%	81.4%

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS
REINSURANCE - QUARTERLY

	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q1 2011

Gross losses paid	$195,510	$284,517	$220,024	$240,991	$243,621	$187,073
Reinsurance recoveries	—	—	—	—	—	—

Net losses paid	195,510	284,517	220,024	240,991	243,621	187,073

Change in:
Reported case reserves	(15,273)	38,303	(4,092)	29,106	(37,132)	194,207
IBNR	43,041	54,928	42,580	(25,695)	64,082	374,157
Reinsurance recoveries on unpaid loss and loss expense reserves	(2,200)	(2,795)	(1,705)	(2,665)	(1,605)	(2,270)

Total net incurred losses and loss expenses	$221,078	$374,953	$256,807	$241,737	$268,966	$753,167

Gross reserve for losses and loss expenses	$4,518,031	$4,566,178	$4,448,730	$4,362,188	$4,426,816	$4,148,313

Net favorable prior year reserve development	$48,901	$24,213	$28,865	$39,218	$30,335	$34,976

Key Ratios

Net paid to net incurred percentage	88.4%	75.9%	85.7%	99.7%	90.6%	24.8%

Net paid losses / Net premiums earned	41.4%	60.1%	47.4%	51.9%	53.4%	40.6%
Change in net loss and loss expense reserves / Net premiums earned	5.4%	19.1%	7.9%	0.2%	5.6%	122.9%
Net loss and loss expense ratio	46.8%	79.2%	55.3%	52.1%	59.0%	163.5%

AXIS Capital Holdings Limited
NET PROBABLE MAXIMUM LOSSES TO CERTAIN PEAK INDUSTRY CATASTROPHE EXPOSURES - AS OF APRIL 1, 2013

		Estimated Net Exposures (millions of U.S. dollars)
Territory	Peril	50 Year Return Period	100 Year Return Period	250 Year Return Period
Single zone, single event
Southeast	U.S. Hurricane	$493	$726	$970
Northeast	U.S. Hurricane	75	219	442
Mid-Atlantic	U.S. Hurricane	140	405	869
Gulf of Mexico	U.S. Hurricane	339	497	825
California	Earthquake	404	564	783
Europe	Windstorm	315	414	523
Japan	Earthquake	232	326	603
Japan	Windstorm	91	152	209
The above table shows our Probable Maximum Loss (“PML”) to a single natural peril catastrophe event within certain defined single zones which correspond to peak industry catastrophe exposures at April 1, 2013. The return period refers to the frequency with which losses of a given amount or greater are expected to occur. A zone is a geographic area in which the insurance risks are considered to be correlated to a single catastrophic event. Estimated losses from a modeled event are grouped into a single zone, as shown above, based on where the majority of the total estimated industry loss is expected to occur.
As indicated in the table above, our modeled single occurrence 1-in-100 year return period PML for a Southeast hurricane, net of reinsurance, is approximately $0.7 billion. According to our modeling, there is a one percent chance that on an annual basis, our losses incurred from a Southeast hurricane event could be in excess of $0.7 billion. Conversely, there is a 99% chance that on an annual basis, the loss from a Southeast hurricane will fall below $0.7 billion.
We have developed our PML estimates using multiple commercially available catastrophe vendor models, including AIR and RMS. We weight the use of these vendor models based upon our own judgment and experience, and include in our estimates non-modeled perils and other factors which we believe provide us with a more complete view of catastrophe risk.
A supplementary disclosure entitled “Overview of AXIS Natural Peril Catastrophe Risk Measurement and Management” dated August 3, 2011 is available in the Investor Information section of our website. This disclosure provides an overview of our PML methodology, including our approach to zonal aggregation, as well as information about zonal definitions commonly used by other external parties.
Our PML estimates are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. We aim to reduce the potential for model error in a number of ways, foremost by ensuring that management’s judgment supplements the model outputs. We also perform ongoing model validation both within our business units and through our catastrophe model validation unit. These validation procedures include sensitivity testing of models to understand their key variables and, where possible, back testing the model outputs to actual results.
Our estimated net losses from peak zone catastrophes may change from period to period as a result of several factors, which include but are not limited to, updates to vendor catastrophe models, changes in our own modeling, changes in our underwriting portfolios, changes to our reinsurance purchasing strategy and changes in foreign exchange rates.

AXIS Capital Holdings Limited
EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, GAAP

	Quarter ended March 31,
	2013	2012

Net income available to common shareholders	$302,816	$121,997

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Weighted average shares outstanding - basic	117,022	125,782
Dilutive share equivalents:
Stock compensation plans	1,636	886
Weighted average shares outstanding - diluted	118,658	126,668

EARNINGS PER COMMON SHARE
Basic	$2.59	$0.97
Diluted	$2.55	$0.96

AXIS Capital Holdings Limited
EARNINGS (LOSS) PER COMMON SHARE INFORMATION AND COMMON SHARE ROLLFOWARD - QUARTERLY

	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q1 2011

Net income (loss) available to common shareholders	$302,816	$(18,551)	$223,407	$168,152	$121,997	$(383,760)

COMMON SHARES OUTSTANDING
Common shares - at beginning of period	117,920	117,857	122,773	125,365	125,588	112,393
Shares issued, including those sourced from treasury	1,755	88	311	60	1,249	1,908
Shares repurchased for treasury	(3,369)	(25)	(5,227)	(2,652)	(1,472)	(399)
Common shares - at end of period	116,306	117,920	117,857	122,773	125,365	113,902

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average shares outstanding - basic	117,022	117,918	121,127	123,823	125,782	113,351
Dilutive share equivalents: [a]
Stock compensation plans	1,636	—	1,825	1,160	886	—
Weighted average shares outstanding - diluted	118,658	117,918	122,952	124,983	126,668	113,351

EARNINGS (LOSS) PER COMMON SHARE
Basic	$2.59	($0.16)	$1.84	$1.36	$0.97	($3.39)
Diluted	$2.55	($0.16)	$1.82	$1.35	$0.96	($3.39)

[a]
Due to the net loss incurred in the three months ended December 31, 2012 and March 31, 2011, these securities were not included in the computation of diluted earnings per share because of their anti-dilutive effect.

AXIS Capital Holdings Limited
DILUTED BOOK VALUE PER COMMON SHARE ANALYSIS - TREASURY STOCK METHOD [a]

	At March 31, 2013

	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share

Closing stock price				$41.62

Book value per common share		$5,386,587	116,306	$46.31

Dilutive securities: [b]
Restricted stocks			2,858	(1.11)
Options	$28.68		222	(0.08)
Restricted and phantom stock units			1,208	(0.45)
Diluted book value per common share		$5,386,587	120,594	$44.67

	At December 31, 2012

	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share

Closing stock price				$34.64

Book value per common share		$5,276,918	117,920	$44.75

Dilutive securities:
Restricted stocks			4,281	(1.57)
Options	$28.74		157	(0.05)
Restricted and phantom stock units			435	(0.16)
Diluted book value per common share		$5,276,918	122,793	$42.97

[a]
This method assumes that proceeds received upon exercise of options will be used to repurchase our common shares at the closing market price. Unvested restricted stocks and units and unrestricted phantom stock units are also added to determine the diluted common shares outstanding.

[b]	Excludes cash-settled restricted stock unit awards.

AXIS Capital Holdings Limited
NON-GAAP FINANCIAL MEASURE RECONCILIATIONS

OPERATING INCOME
	Quarter ended March 31,
	2013	2012
Net income available to common shareholders	$302,816	$121,997
Adjustment for:
Net realized investment gains	(44,478)	(14,491)
Associated tax impact	3,407	3,281
Foreign exchange losses (gains)	(34,882)	20,446
Associated tax impact	629	(120)
Loss on repurchase of preferred shares	—	4,621
Associated tax impact	—	—
Operating income	$227,492	$135,734

Net earnings per share - diluted	$2.55	$0.96
Adjustment for:
Net realized investment gains	(0.37)	(0.11)
Associated tax impact	0.03	0.02
Foreign exchange losses (gains)	(0.29)	0.16
Associated tax impact	—	—
Loss on repurchase of preferred shares	—	0.04
Associated tax impact	—	—
Operating income per share - diluted	$1.92	$1.07

Weighted average common shares and common share equivalents - diluted	118,658	126,668

Average common shareholders' equity	5,331,753	5,046,629

Annualized return on average common equity	22.7%	9.7%

Annualized operating return on average common equity	17.1%	10.8%

DILUTED TANGIBLE BOOK VALUE PER COMMON SHARE - TREASURY STOCK METHOD [a]
	March 31,	December 31,	September 30,	June 30,	March 31,	March 31,
	2013	2012	2012	2012	2012	2011
Common shareholders' equity	$5,386,587	$5,276,918	$5,353,425	$5,194,997	$5,149,179	$4,689,580
Less: goodwill and intangible assets	(97,001)	(97,493)	(98,165)	(98,203)	(99,439)	(102,847)
Tangible common shareholders' equity	$5,289,586	$5,179,425	$5,255,260	$5,096,794	$5,049,740	$4,586,733

Outstanding diluted common shares net of treasury shares	120,594	122,793	122,865	128,117	130,244	131,402

Diluted book value per common share	$44.67	$42.97	$43.57	$40.55	$39.53	$35.69

Diluted tangible book value per common share	$43.86	$42.18	$42.77	$39.78	$38.77	$34.91

[a]
This method assumes that proceeds received upon exercise of options will be used to repurchase our common shares at the closing market price. Unvested restricted stocks and units and unrestricted phantom stock units are also added to determine the diluted common shares outstanding. Cash-settled restricted stock unit awards are excluded.

AXIS Capital Holdings Limited
USE OF NON-GAAP FINANCIAL MEASURES

In this document, we present operating income, consolidated underwriting income, underwriting-related general and administrative expenses and diluted tangible book value per common share, which are “non-GAAP financial measures” as defined in Regulation G.

Operating income represents after-tax operational results without consideration of after-tax net realized investment gains (losses), foreign exchange losses (gains) and losses on the repurchase of preferred shares. We also present diluted operating earnings per share and operating return on average common equity ("operating ROACE"), which are derived from the non-GAAP operating income measure. Reconciliations of operating income, diluted operating earnings per share and operating ROACE to the nearest GAAP financial measures (based on net income available to common shareholders) are included on the previous page.

Consolidated underwriting income (loss) is a pre-tax measure of underwriting profitability that takes into account net premiums earned and other insurance related income as revenues and net losses and loss expenses, acquisition costs and underwriting-related general and administrative costs as expenses. Underwriting-related general and administrative expenses include those general and administrative expenses that are incremental and/or directly attributable to our individual underwriting operations. While these measures are presented in the Segment Information footnote to our Consolidated Financial Statements, they are considered non-GAAP financial measures when presented elsewhere on a consolidated basis. A reconciliation of consolidated underwriting income (loss) to income before income taxes (the nearest GAAP financial measure) is included in the 'Consolidated Statements of Income - Quarterly' section of this document. Our total general and administrative expenses (the nearest GAAP financial measure to underwriting-related general and administrative expenses) also includes corporate expenses; the two components are separately presented in the 'Consolidated Statements of Income - Quarterly' section of this document.

Tangible book value is defined as common shareholders' equity excluding goodwill and intangible assets. Diluted tangible book value per common share uses this measure as the numerator, with the denominator being outstanding diluted common shares calculated under the treasury stock method. A reconciliation of diluted tangible book value per common share to diluted book value per common share (the nearest GAAP financial measure) is included on the previous page.

We present our results of operations in the way we believe will be most meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. This includes the presentation of “operating income” (in total and on a per share basis), “annualized operating ROACE” (which is based on the “operating income” measure), "consolidated underwriting income (loss)" (which incorporates "underwriting-related general and administrative expenses") and diluted tangible book value per common share.

Operating Income

Although the investment of premiums to generate income and realized investment gains (or losses) is an integral part of our operations, the determination to realize investment gains (or losses) is independent of the underwriting process and is heavily influenced by the availability of market opportunities. Furthermore, many users believe that the timing of the realization of investment gains (or losses) is somewhat opportunistic for many companies.

Foreign exchange losses (gains) in our Consolidated Statements of Operations are primarily driven by the impact of foreign exchange rate movements on net insurance-related liabilities. However, this movement is only one element of the overall impact of foreign exchange rate fluctuations on our financial position. In addition, we recognize unrealized foreign exchange losses (gains) on our available-for-sale investments in other comprehensive income and foreign exchange losses (gains) realized upon the sale of these investments in net realized investment gains (losses). These unrealized and realized foreign exchange movements generally offset a large portion of the foreign exchange losses (gains) reported separately in earnings, thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity. As such, the Statement of Operations foreign exchange losses (gains) in isolation are not a fair representation of the performance of our business.

Losses on repurchase of preferred shares arise from capital transactions and, therefore, are not reflective of underlying business performance.

In this regard, certain users of our financial statements evaluate earnings excluding after-tax net realized investment gains (losses), foreign exchange losses (gains) and losses on repurchase of preferred shares to understand the profitability of recurring sources of income. We believe that showing net income available to common shareholders exclusive of net realized gains (losses), foreign exchange losses (gains) and losses on repurchase of preferred shares reflects the underlying fundamentals of our business. In addition, we believe that this presentation enables investors and other users of our financial information to analyze performance in a manner similar to how our management analyzes the underlying business performance. We also believe this measure follows industry practice and, therefore, facilitates comparison of our performance with our peer group. We believe that equity analysts and certain rating agencies that follow us, and the insurance industry as a whole, generally exclude these items from their analyses for the same reasons.

Consolidated Underwriting Income (Loss)/Underwriting-Related General and Administrative Expenses

Corporate expenses include holding company costs necessary to support our worldwide (re)insurance operations and costs associated with operating as a publicly-traded company. As these costs are not incremental and/or directly attributable to our individual underwriting operations, we exclude them from underwriting-related general and administrative expenses and, therefore, consolidated underwriting income (loss). Interest expense and financing costs primarily relate to interest payable on our senior notes and are excluded from consolidated underwriting income (loss) for the same reason.

We evaluate our underwriting results separately from the performance of our investment portfolio. As such, we believe it appropriate to exclude net investment income and net realized investment gains (losses) from our underwriting profitability measure.

As noted above, foreign exchange losses (gains) in our Consolidated Statement of Operations primarily relate to our net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange rate gains (losses) on our investment portfolio generally offset a large portion of the foreign exchange losses (gains) arising from our underwriting portfolio. As a result, we believe that foreign exchange losses (gains) are not a meaningful contributor to our underwriting performance and, therefore, exclude them from consolidated underwriting income (loss). We believe that presentation of underwriting-related general and administrative expenses and consolidated underwriting income (loss) provides investors with an enhanced understanding of our results of operations, by highlighting the underlying pre-tax profitability of our underwriting activities.

Diluted Tangible Book Value per Common Share

Diluted tangible book value per common share removes certain effects of purchase accounting. We believe that this measure, in combination with diluted book value per common share, is useful in assessing value generated for our common shareholders.